Exhibit 99.1

RealPage Reports Q3 2012 Financial Results

  2012 Q3 Non-GAAP revenue increases 22.5% to $83.2 million
  2012 Q3 Non-GAAP on demand revenue increases 25.3% to $79.0 million
  2012 Q3 adjusted EBITDA increases 25.0% to $18.8 million
  2012 Q3 Non-GAAP earnings per share increases 20.0% to $0.12 per diluted share

CARROLLTON, Texas--(BUSINESS WIRE)--November 7, 2012--RealPage, Inc. (NASDAQ:RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its third quarter ended September 30, 2012.

“Third quarter financial results were solid,” said Steve Winn, Chairman and CEO of RealPage. “Our core business metrics of organic on demand revenue, Adjusted EBITDA and annual customer value continue to grow in line with our long-term operating model. All product families reported growth with aggregate on demand revenue up over 25% for the quarter.”

Third Quarter 2012 Financial Highlights

  Non-GAAP total revenue was $83.2 million, an increase of 22.5% year-over-year;
  Non-GAAP on demand revenue was $79.0 million, an increase of 25.3% year-over-year;
  Adjusted EBITDA was $18.8 million, an increase of 25.0% year-over-year;
  Non-GAAP net income was $8.9 million, or $0.12 per diluted share, a year-over-year increase of 27.5% and 20.0%, respectively;
  GAAP net income was $2.1 million, or $0.03 per diluted share, compared to a GAAP net loss of $1.1 million, or $0.02 per diluted share, in the prior year quarter; and
  Excluding the cash impact from Yardi related litigation, net cash provided by operating activities was $16.4 million, an increase of 45.4% year-over-year.

Financial Outlook

RealPage management expects to achieve the following results during its fourth quarter ended December 31, 2012:

  Non-GAAP total revenue is expected to be in the range of $85.5 million to $87.5 million;
  Adjusted EBITDA is expected to be in the range of $20.0 million to $21.5 million;
  Non-GAAP net income is expected to be in the range of $9.7 million to $10.5 million, or $0.13 to $0.14 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 74.8 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2012:

  Non-GAAP total revenue is expected to be in the range of $322.0 million to $324.0 million;
  Adjusted EBITDA is expected to be in the range of $72.5 million to $74.0 million;
  Non-GAAP net income is expected to be in the range of $34.4 million to $35.2 million, or $0.47 to $0.48 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 73.9 million.

Please note that the above statements are forward looking and that Non-GAAP total revenue includes an adjustment for the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. In addition, the above statements also include the impact of acquisitions and exclude any costs resulting from the Yardi litigation (including settlement costs and related insurance litigation). Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EST to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 60388521, until November 17, 2012.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; LeaseStar™ multichannel managed marketing that enables owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses; and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, growth, expenditures, tax rates, outstanding shares and potential benefits of completed acquisitions. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; (g) litigation; (h) inability to complete the integration of our LeaseStar products and deliver enhanced functionality on a timely basis; or (i) the discovery of facts and circumstances currently not available to management; and such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by RealPage, including its Quarterly Report on Form 10-Q previously filed with the SEC on August 7, 2012, its Registration Statement on Form S-3ASR and related prospectus supplement previously filed with the SEC on September 13, 2012. All information provided in this release is as of the date hereof and RealPage undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi litigation (including settlement costs and related insurance litigation), acquisition-related deferred revenue adjustments, and acquisition related expenses (including any purchase accounting adjustments). Reconciliation tables comparing GAAP financial measures to non-GAAP financial measures are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to Yardi litigation (including settlement costs and related insurance litigation), and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and any impact related to the Yardi litigation (including settlement costs and related insurance litigation), from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2012 and 2011
(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Revenue:
On demand	$78,973	$62,765	$224,629	$172,741
On premise	1,226	1,772	3,903	5,045
Professional and other	3,040	3,118	7,916	9,052
Total revenue	83,239	67,655	236,448	186,838
Cost of revenue(1)	32,897	27,585	95,358	78,078
Gross profit	50,342	40,070	141,090	108,760
Operating expense:
Product development(1)	12,274	11,230	35,325	32,083
Sales and marketing(1)	21,792	17,688	57,186	44,992
General and administrative(1)	12,545	11,840	44,794	31,190
Total operating expense	46,611	40,758	137,305	108,265
Operating income (loss)	3,731	(688)	3,785	495
Interest expense and other, net	(407)	(684)	(1,620)	(2,582)
Income (loss) before income taxes	3,324	(1,372)	2,165	(2,087)
Income tax expense (benefit)	1,211	(266)	704	(615)
Net income (loss)	$2,113	$(1,106)	$1,461	$(1,472)

Net income (loss) per share
Basic	$0.03	$(0.02)	$0.02	$(0.02)
Diluted	$0.03	$(0.02)	$0.02	$(0.02)
Weighted average shares used in
computing net income (loss) per share
Basic	72,178	68,792	71,293	68,096
Diluted	74,282	68,792	73,689	68,096

(1) Includes stock-based compensation	Three Months Ended		Nine Months Ended
expense as follows:	September 30,		September 30,
	2012	2011	2012	2011
Cost of revenue	$649	$459	$2,088	$1,069
Product development	1,116	1,258	3,180	3,343
Sales and marketing	2,653	3,433	4,422	8,793
General and administrative	1,595	1,258	4,627	3,025
	$6,013	$6,408	$14,317	$16,230

Condensed Consolidated Balance Sheets
At September 30, 2012 and December 31, 2011
(unaudited, in thousands except share data)

	September 30,	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$36,220	$51,273
Restricted cash	22,443	19,098
Accounts receivable, less allowance for doubtful accounts of $1,015 and $979 at
September 30, 2012 and December 31, 2011, respectively	45,351	43,883
Deferred tax asset, net of valuation allowance	276	272
Other current assets	7,101	10,232
Total current assets	111,391	124,758
Property, equipment and software, net	36,163	27,974
Goodwill	134,818	129,292
Identified intangible assets, net	106,212	112,308
Deferred tax asset, net of valuation allowance	2,342	2,539
Other assets	3,887	3,194
Total assets	$394,813	$400,065
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,448	$12,218
Accrued expenses and other current liabilities	20,515	25,816
Current portion of deferred revenue	56,372	57,325
Customer deposits held in restricted accounts	22,317	19,017
Total current liabilities	109,652	114,376
Deferred revenue	9,947	8,693
Revolving credit facility	25,000	50,312
Other long-term liabilities	3,143	3,803
Total liabilities	147,742	177,184
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares
issued and outstanding at September 30, 2012 and December 31, 2011, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized,
76,262,909 and 73,115,779 shares issued and 75,361,930 and 72,701,571 shares
outstanding at September 30, 2012 and December 31, 2011, respectively	76	73
Additional paid-in capital	342,078	316,964
Treasury stock, at cost: 900,979 and 414,208 shares at September 30, 2012	(5,526)	(3,138)
and December 31, 2011, respectively
Accumulated deficit	(89,500)	(90,961)
Accumulated other comprehensive loss	(57)	(57)
Total stockholders' equity	247,071	222,881
Total liabilities and stockholders' equity	$394,813	$400,065

Condensed Consolidated Statements of Cash Flows
For the Three and Nine Months Ended September 30, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Cash flows from operating activities:
Net income (loss)	$2,113	$(1,106)	$1,461	$(1,472)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	7,945	7,442	23,682	21,458
Deferred tax expense (benefit)	782	(663)	(74)	(1,430)
Stock-based compensation	6,013	6,408	14,317	16,230
Loss on disposal of assets	8	3	387	398
Acquisition-related contingent consideration	(604)	(3)	(422)	102
Changes in assets and liabilities, net of assets acquired
and liabilities assumed in business combinations:	(7,308)	(1,603)	1,804	(5,587)

Net cash provided by operating activities	8,949	10,478	41,155	29,699
Cash flows from investing activities:
Purchases of property, equipment and software, net	(8,696)	(5,140)	(18,601)	(10,782)
Acquisition of businesses, net of cash acquired	(5,982)	(67,786)	(19,491)	(87,817)
Intangible asset additions	-	-	(225)	-
Net cash used by investing activities	(14,678)	(72,926)	(38,317)	(98,599)
Cash flows from financing activities:
Stock issuance costs from public offerings	$-	$-	$-	$(775)
Payments on and proceeds from debt, net	(10,000)	(2,782)	(25,377)	(8,524)
Issuance of common stock	6,871	1,062	9,874	8,499
Purchase of treasury stock	(764)	(310)	(2,388)	(783)
Net cash used in financing activities	(3,893)	(2,030)	(17,891)	(1,583)
Net decrease in cash and cash equivalents	(9,622)	(64,478)	(15,053)	(70,483)
Effect of exchange rate on cash	5	(16)	-	(36)
Cash and cash equivalents:
Beginning of period	45,837	111,985	51,273	118,010
End of period	$36,220	$47,491	$36,220	$47,491

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

Revenue:	$83,239	$67,655	$236,448	$186,838
Acquisition related deferred revenue adjustment	3	276	86	520
Non-GAAP revenue	$83,242	$67,931	$236,534	$187,358

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Adjusted gross profit:
Gross profit	$50,342	$40,070	$141,090	$108,760
Acquisition related deferred revenue adjustment	3	276	86	520
Depreciation	1,707	1,428	4,917	4,437
Amortization of intangible assets	2,219	2,323	7,000	6,730
Stock-based compensation expense	649	459	2,088	1,069
Adjusted gross profit	$54,920	$44,556	$155,181	$121,516

Adjusted gross profit margin	66.0%	65.6%	65.6%	64.9%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Adjusted EBITDA:
Net income (loss)	$2,113	$(1,106)	$1,461	$(1,472)
Acquisition related deferred revenue adjustment	3	276	86	520
Depreciation, asset impairment and loss on disposal of asset	3,416	2,696	10,018	8,570
Amortization of intangible assets	4,537	4,749	14,051	13,286
Interest expense, net	518	684	1,734	2,199
Income tax expense (benefit)	1,211	(266)	704	(615)
Litigation-related expense	860	605	9,759	961
Stock-based compensation expense	6,013	6,408	14,317	16,230
Acquisition related (income) expense	(572)	969	(256)	1,199
Stock registration costs	668	-	668	-
Adjusted EBITDA	$18,767	$15,015	$52,542	$40,878

Adjusted EBITDA margin	22.5%	22.1%	22.2%	21.8%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Non-GAAP total product development:
Product development	$12,274	$11,230	$35,325	$32,083
Less: Amortization of intangible assets	-	-	-	-
Stock-based compensation expense	1,116	1,258	3,180	3,343
Non-GAAP total product development:	$11,158	$9,972	$32,145	$28,740

Non-GAAP total product development as % of non-GAAP revenue:	13.4%	14.7%	13.6%	15.3%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Non-GAAP total sales and marketing:
Sales and marketing	$21,792	$17,688	$57,186	$44,992
Less: Amortization of intangible assets	2,317	2,426	7,051	6,556
Stock-based compensation expense	2,653	3,433	4,422	8,793
Non-GAAP total sales and marketing:	$16,822	$11,829	$45,713	$29,643

Non-GAAP total sales and marketing as % of non-GAAP revenue:	20.2%	17.4%	19.3%	15.8%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Non-GAAP total general and administrative:
General and administrative	$12,545	$11,840	$44,794	$31,190
Less: Acquisition related (income) expense	(572)	969	(256)	1,199
Stock-based compensation expense	1,595	1,258	4,627	3,025
Litigation related expense	860	605	9,759	961
Stock registration costs	668	-	668	-
Non-GAAP total general and administrative:	$9,994	$9,008	$29,996	$26,005

Non-GAAP total general and administrative as % of non-GAAP revenue:	12.0%	13.3%	12.7%	13.9%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Non-GAAP total operating expense:
Operating expense	$46,611	$40,758	$137,305	$108,265
Less: Amortization of intangible assets	2,317	2,426	7,051	6,556
Acquisition related (income) expense	(572)	969	(256)	1,199
Stock-based compensation expense	5,364	5,949	12,229	15,161
Litigation related expense	860	605	9,759	961
Stock registration costs	668	-	668	-
Non-GAAP total operating expense:	$37,974	$30,809	$107,854	$84,388

Non-GAAP total operating expense as % of non-GAAP revenue:	45.6%	45.4%	45.6%	45.0%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Non-GAAP operating income (loss):
Operating income (loss)	$3,731	$(688)	$3,785	$495
Acquisition related deferred revenue adjustment	3	276	86	520
Amortization of intangible assets	4,537	4,749	14,051	13,286
Stock-based compensation expense	6,013	6,408	14,317	16,230
Acquisition related (income) expense	(572)	969	(256)	1,199
Litigation related expense	860	605	9,759	961
Stock registration costs	668	-	668	-
Non-GAAP operating income	$15,240	$12,319	$42,410	$32,691

Non-GAAP operating margin	18.3%	18.1%	17.9%	17.4%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2012 and 2011
(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Non-GAAP net income:
Net income (loss)	$2,113	$(1,106)	$1,461	$(1,472)
Acquisition related deferred revenue adjustment	3	276	86	520
Amortization of intangible assets	4,537	4,749	14,051	13,286
Stock-based compensation expense	6,013	6,408	14,317	16,230
Acquisition related (income) expense	(572)	969	(256)	1,199
Litigation related expense	860	605	9,759	961
Loss on disposal of assets	8	1	387	398
Stock registration costs	668	-	668	-
Subtotal of tax deductible items	11,517	13,008	39,012	32,594

Tax impact of tax deductible items(1)	(4,607)	(5,203)	(15,605)	(13,038)
Tax expense resulting from applying effective tax rate(2)	(119)	283	(162)	220
Non-GAAP net income	$8,904	$6,982	$24,706	$18,304

Non-GAAP net income per share - diluted	$0.12	$0.10	$0.34	$0.26

Weighted average shares - diluted	74,282	68,792	73,689	68,096
Weighted average effect of dilutive securities	-	3,025	-	3,363
Non-GAAP weighted average shares - diluted	74,282	71,817	73,689	71,459

(1) Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, Acquisition related deferred revenue adjustment and
Acquisition related (income) expense.
(2) Represents adjusting to a normalized effective tax rate of 40%.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Non-GAAP cash flows from operating activities:
Cash flows from operating activities	$8,949	$10,478	$41,155	$29,699
Litigation related payments	7,486	825	8,582	2,861
Non-GAAP cash flows from operating activities	$16,435	$11,303	$49,737	$32,560

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Annualized Non-GAAP on demand revenue per average on demand unit:
On demand revenue	$78,973	$62,765	$224,629	$172,741
Acquisition related deferred revenue adjustment	3	276	86	520
Non-GAAP on demand revenue	$78,976	$63,041	$224,715	$173,261

Ending on demand units	7,823	7,074	7,823	7,074
Average on demand units	7,680	6,727	7,510	6,370

Annualized Non-GAAP on demand revenue per average on demand unit	$41.13	$37.49	$39.90	$36.27

Annual customer value of on demand revenue(1)	$321,760	$265,204

(1) This metric represents management's estimate for the current annual run-rate value of on demand customer relationships. This metric is calculated by multiplying ending on demand units times annualized Non-GAAP on demand revenue per average on demand unit for the periods presented.

CONTACT:
RealPage, Inc.
Investor Relations
Rhett Butler, 972-820-3773
rhett.butler@realpage.com